Cabana Target Drawdown 16 ETF SCHEDULE OF INVESTMENTS	July 31, 2023 (Unaudited)

	Number of Shares	Value
EXCHANGE-TRADED FUNDS – 99.9%
EQUITY – 85.6%
BNY Mellon US Large Cap Core Equity ETF	41,876	$3,592,961
Consumer Discretionary Select Sector SPDR Fund	20,677	3,592,422
Consumer Staples Select Sector SPDR Fund	46,664	3,534,798
Industrial Select Sector SPDR Fund(a)	32,835	3,625,640
Invesco Nasdaq 100 ETF	68,751	10,857,846
iShares Core U.S. REIT ETF	202,068	10,691,418
Technology Select Sector SPDR Fund(a)	60,211	10,738,632
Vanguard Extended Market ETF	69,368	10,934,478
Vanguard Mid-Cap ETF	15,874	3,618,002
		61,186,197
FIXED INCOME – 14.3%
iShares 0-3 Month Treasury Bond ETF(a)	101,251	10,187,876
TOTAL EXCHANGE-TRADED FUNDS
(Cost $68,407,669)		71,374,073

SHORT-TERM INVESTMENTS –13.7%
Dreyfus Institutional Preferred Government Money Market Fund, 5.23%(b)(c)	9,695,726	9,695,726
Invesco Government & Agency Portfolio - Institutional Class, 5.18%(b)	129,990	129,990
		9,825,716
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,825,716)		9,825,716
TOTAL INVESTMENTS – 113.6%
(Cost $78,233,385)		81,199,789
Liabilities in Excess of Other Assets – (13.6%)		(9,735,253)
TOTAL NET ASSETS – 100.0%		$71,464,536

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $9,511,038; the aggregate market value of the collateral held by the fund is $9,695,726.
(b)	The rate is the annualized seven-day yield at period end.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.